                                                                   EXHIBIT 10.4



                           WAIVER AND FIRST AMENDMENT
                           TO STOCKHOLDERS AGREEMENT


         THIS WAIVER AND FIRST AMENDMENT TO STOCKHOLDERS AGREEMENT (this "Agreement") dated as of ______________, 1996, among NOW HOLDINGS, INC., a Delaware corporation (together with its successors and assigns, the "Company"), DPI OIL SERVICE PARTNERS LIMITED PARTNERSHIP ("DPIOSP"), DPI PARTNERS II ("DPI Partners"), FIRST RESERVE FUND V, LIMITED PARTNERSHIP, FIRST RESERVE FUND V-2, LIMITED PARTNERSHIP and FIRST RESERVE FUND VI, LIMITED PARTNERSHIP (collectively, the "First Reserve Stockholders"), GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital") (DPIOSP, DPI Partners, the First Reserve Stockholders and GE Capital, together with their respective successors and assigns, are collectively referred to herein as the "Institutional Investors"), the individuals and trustees named on the signature page hereof under "Original Management Investors" (collectively, together with their respective successors and assigns, the "Original Management Investors"), and the individuals and trustees named on the signature page hereof under "New Management Investors" (collectively, together with their respective successors and assigns, the "New Management Investors"). The Institutional Investors and the Original Management Investors are collectively referred to herein as the "Original Stockholders", and the Original Management Investors and the New Management Investors are collectively referred to herein as the "Management Investors".

                                  WITNESSETH:

         WHEREAS, the Company and the Original Stockholders are party to that certain Stockholders Agreement dated as of January 16, 1996 setting forth certain rights and obligations in connection with the investment in the Company by the Original Stockholders (the "Stockholders Agreement");

         WHEREAS, Joel V. Staff, one of the Original Management Investors, desires to transfer 22,400 shares of Common Stock and 25,674 shares of Restricted Common Stock (collectively, the "Staff Stock") to the trusts (the "Trusts") created by that certain Trust Agreement (the "Trust Agreement") dated April 12, 1989 by and among Joel V. Staff and Mary Martha Staff, as Trustors, and Richard Staff, as Trustee, and for this reason desires to obtain the waiver of the Original Stockholders of certain provisions of the Stockholders Agreement;

         WHEREAS, the Company desires to purchase 8,557 shares of Common Stock (the "Leigh Stock") issued to Lynn L. Leigh pursuant to the terms of that certain Restricted Stock Agreement dated as of January 16, 1996 by and between the Company and Lynn L. Leigh pursuant to the terms of that certain Stock Purchase Agreement dated as of even date herewith between Lynn L. Leigh and the Company (the "Stock Purchase Agreement") and for this reason desires to obtain the waiver of the Original Stockholders of certain provisions of the Stockholders Agreement;

         WHEREAS, the Company desires to issue (a) .52 shares of Class A Common Stock to Bank of America Texas, N.A., as Trustee of the Trust created pursuant to the National-Oilwell Supplemental Savings Plan ("Bank of America"), (b) 8 shares of Class A Common Stock and 5,868 shares of Common Stock to Steven W. Krablin, and (c) 9.88 shares of Class A Common Stock and 7,628 shares of Common Stock to James J. Fasnacht (all of such shares of Class A Common Stock and Common Stock are herein collectively referred to as the "Management Stock"), each of which is a New Management Investor, pursuant to those certain Subscription Agreements dated of even date herewith between the Company and Steven W. Krablin, James J. Fasnacht and Bank of America, respectively, (collectively, the "Subscription Agreements") and for this reason desires to obtain the waiver of the Original Stockholders of certain provisions of the Stockholders Agreement;

         WHEREAS, the Company desires to issue 8,557 shares of Common Stock to each of Steven W. Krablin, James J. Fasnacht and Merrill A. Miller, Jr. pursuant to the Stock Award and Long-Term Incentive Plan of the Company, as permitted pursuant to Section 5.6(b)(vi) and Section 2.1(b)(iv)(B) of the Stockholders Agreement;

         WHEREAS, the Board of Directors and the stockholders of the Company have adopted and approved (a) the Stock Award and Long-Term Incentive Plan of the Company in the form attached hereto as Exhibit A (the "Stock Incentive Plan"), and (b) the Value Appreciation Bonus Plan A of the Company in the form attached hereto as Exhibit B and the Value Appreciation Bonus Plan B of the Company in the form attached hereto as Exhibit C (collectively, the "Bonus Plans");

         WHEREAS, the Stock Incentive Plan and the Bonus Plans attached hereto more accurately reflect the intentions of the parties to the Stockholders Agreement as of January 16, 1996 than the forms of Stock Award and Long-Term Incentive Plan, Value Appreciation Bonus Plan A and the Value Appreciation Bonus Plan B attached to the Stockholders Agreement;

         WHEREAS, the Company, the Institutional Investors, and the Management Investors desire that all references in the Stockholders Agreement to the Stock Award and Long-Term Incentive Plan and the Value Appreciation Bonus Plan A and the Value Appreciation Bonus Plan B attached to the Stockholders Agreement be deemed to be references to the Stock Incentive Plan and Bonus Plans; and

         WHEREAS, the Company and the Original Stockholders are willing to waive certain provisions of the Stockholders Agreement to allow for (a) the transfer by Joel V. Staff of the Staff Stock to the Trusts, (b) the transfer by Lynn L. Leigh of the Leigh Stock to the Company, and (c) the issuance of the Management Stock to Steven W. Krablin, James J. Fasnacht and Bank of America, subject to and in accordance with the terms and provisions contained herein;

         NOW, THEREFORE, in consideration of the mutual agreements and understanding set forth herein, the parties hereto hereby agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

         Terms used in this Agreement that are not defined in this Agreement and are defined in the Stockholders Agreement shall have the meaning given to such terms in the Stockholders Agreement.

                                   ARTICLE 2
                                    WAIVERS

         Subject to the execution and delivery of this Agreement by each other party hereto and the other terms and provisions of this Agreement, each of the Original Stockholders hereby waives the following provisions of and rights under the Stockholders Agreement for the limited purposes set forth below:

         (a) The restrictions on transfer set forth in Section 4.1 of the Stockholders Agreement, only insofar as such restrictions on transfer prohibit the transfer of the Staff Stock to the Trusts and the transfer of the Leigh Stock to the Company; and

         (b) The rights of such Original Stockholder to purchase or receive any of (i) the Staff Stock, in connection with the transfer of the Staff Stock from Joel V. Staff to the Trusts, (ii) the Leigh Stock, in connection with the transfer of the Leigh Stock from Lynn L. Leigh to the Company pursuant to the Stock Purchase Agreement, and (iii) the Management Stock, in connection with the transfer of the Management Stock to Steven W. Krablin, James J. Fasnacht and Bank of America pursuant to the Subscription Agreements, in each case pursuant to Article V of the Stockholders Agreement.

                                   ARTICLE 3
                            NEW MANAGEMENT INVESTORS

         Each of the New Management Investors shall be deemed to be a "Management Investor" under the Stockholders Agreement, and each New Management Investor and all Class A Common Stock and all Common Stock held by such New Management Investor shall be bound by and have the benefit of all terms and provisions of the Stockholders Agreement applicable to Management Investors under the Stockholders Agreement.

                                   ARTICLE 4
                      STOCK INCENTIVE PLAN AND BONUS PLANS

         In order to more fully reflect the intention of the parties at the time of execution of the Stockholders Agreement, the Stock Incentive Plan and the Bonus Plans shall replace the Stock Award and Long-Term Incentive Plan and the Value Appreciation and Bonus Plan A and the Value Appreciation Bonus Plan B attached to the Stockholders Agreement, respectively, and all references in the Stockholders Agreement to such Stock Award and Long-Term Incentive Plan and such Value Appreciation Bonus Plan A and Value Appreciation Bonus Plan B shall be deemed to refer to the Stock Incentive Plan and the Bonus Plans, respectively.

                                   ARTICLE 5
                                 MISCELLANEOUS

         5.1 Representations of Joel V. Staff. Joel V. Staff hereby represents and warrants to each other party hereto that the Trust Agreement has not been amended or modified in any respect since the execution thereof on April 12, 1989 and that Richard Staff, brother of Joel V. Staff, is the sole trustee thereof.

         5.2 Successors and Assigns. The terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the respective successors and assigns of the parties hereto.

         5.3 Entire Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the subject transactions contemplated hereby and supersedes all prior oral and written agreements and memoranda and undertakings among the parties hereto with regard to the subject matter hereof. Except as amended hereby, the Stockholders Agreement is hereby ratified and confirmed in all respects.

         5.4 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN DELAWARE).

         5.5 Headings. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         5.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.



                                          COMPANY:

                                          NOW HOLDINGS, INC.


                                          By:
                                             ---------------------------------
                                                   Joel V. Staff
                                                   President

                                     INSTITUTIONAL INVESTORS:

                                     DPI OIL SERVICE PARTNERS
                                     LIMITED PARTNERSHIP

                                     By:      Duff & Phelps/Inverness LLC
                                              Managing General Partner


                                              By:
                                                 ------------------------------
                                                      W. McComb Dunwoody
                                                      President

                                     DPI PARTNERS II


                                     By:
                                        ---------------------------------------
                                              W. McComb Dunwoody
                                              Managing Partner

                                     GENERAL ELECTRIC CAPITAL CORPORATION


                                     By:
                                        ---------------------------------------
                                              Authorized Signature

                                     FIRST RESERVE FUND V, LIMITED
                                     PARTNERSHIP

                                     By:  First Reserve Corporation
                                             Managing General Partner


                                              By:
                                                 -------------------------------
                                                      Bruce Rothstein
                                                      Vice President





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


                                         FIRST RESERVE FUND V-2, LIMITED
                                         PARTNERSHIP

                                         By:  First Reserve Corporation
                                              Managing General Partner


                                                  By:
                                                     --------------------------
                                                          Bruce Rothstein
                                                          Vice President

                                         FIRST RESERVE FUND VI, LIMITED
                                         PARTNERSHIP

                                         By:  First Reserve Corporation
                                              Managing General Partner


                                                  By:
                                                     --------------------------
                                                          Bruce Rothstein
                                                          Vice President

ORIGINAL MANAGEMENT
INVESTORS:                                        SPOUSES:


- -------------------------------                   -----------------------------
Joel V. Staff                                     M.M. Staff



- -------------------------------                   -----------------------------
C. R. Bearden                                     Nancy R. Bearden



- -------------------------------                   -----------------------------
Lynn L. Leigh                                     Betty Barnett Leigh



- -------------------------------                   -----------------------------
Jerry N. Gauche                                   Cathy K. Gauche



- -------------------------------                   -----------------------------
Paul M. Nation                                    Beverly N. Nation

BANK OF AMERICA TEXAS, N.A.,
as Trustee of the Trust created pursuant to the National-Oilwell Supplemental Savings Plan


By:
   -----------------------------
Name:
     ---------------------------
Title:
      --------------------------


By:
   -----------------------------
Name:
     ---------------------------
Title:
      --------------------------


MERRILL LYNCH & CO. C/F
Jerry N. Gauche, IRA
Account Number 795-81K02


By:
   -----------------------------
      Authorized Signatory


- --------------------------------
Edgar J. Marston III
Proxy under Agreement dated January
16, 1996 among the Company, Edgar
J. Marston III and participants in
the National-Oilwell Supplemental
Savings Plan, as amended and Trust
related thereto


NEW MANAGEMENT
INVESTORS:                                         SPOUSES:


- --------------------------------                   ----------------------------
Steven W. Krablin                                  Mary L. Krablin


- --------------------------------
James J. Fasnacht





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



- --------------------------------                   ----------------------------
Merrill A. Miller, Jr.                             Diana Sue Miller



- --------------------------------
Richard Staff, as Trustee of the
Trusts created by that certain
Trust Agreement dated
April 12, 1989


BANK OF AMERICA TEXAS, N.A.,
as Trustee of the Trust created
pursuant to the National-Oilwell S
upplemental Savings Plan


By:
   -----------------------------
Name:
     ---------------------------
Title:
      --------------------------



By:
   -----------------------------
Name:
     ---------------------------
Title:
      --------------------------


- --------------------------------
Edgar J. Marston III
Proxy under Agreement dated as of
even date herewith among the Company,
Edgar J. Marston III and participants
in the National-Oilwell Supplemental
Savings Plan, as amended and Trust
related thereto





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